UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2009

VERISIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

487 East Middlefield Road, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

(650) 961-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 5, 2009, VeriSign, Inc. (“VeriSign” or the “Company”) announced its financial results for the fiscal quarter and year ended December 31, 2008 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1.

CAUTIONARY STATEMENT: Because VeriSign has not fully completed the tax provision calculation process, tax provisions for both the fourth quarter and fiscal year 2008 contained in this Current Report on Form 8-K are still preliminary and therefore GAAP net income/loss and GAAP earnings/loss per share for these periods are also preliminary. Final tax provisions, GAAP net income/loss, and GAAP earnings/loss per share will be updated in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 to be filed with the SEC and may differ materially from the amounts reported in this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

VeriSign provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). Along with this information, we typically disclose and discuss certain non-GAAP financial information in our quarterly and annual earnings releases, on investor conference calls and during investor conferences and related events. This non-GAAP financial information does not include the following types of financial measures that are included in GAAP: discontinued operations, non-core businesses in continuing operations, stock-based compensation, amortization of other intangible assets, restructuring costs, impairment of long-lived assets, gains and losses on derivatives and equity investments, and non-recurring costs. Non-GAAP financial information is also adjusted for a 30% tax rate which differs from the GAAP tax rate.

Management believes that this non-GAAP financial data supplements our GAAP financial data by providing investors with additional information that allows them to have a clearer picture of the company’s core operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. We believe that the non-GAAP information enhances the investors’ overall understanding of our financial performance and the comparability of the Company’s operating results from period to period. In the press release attached hereto to as Exhibit 99.1, we have provided a reconciliation of the non-GAAP financial information that we provide each quarter with the comparable financial information reported in accordance with GAAP for the given period.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Text of press release of VeriSign, Inc. issued on February 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: February 5, 2009	By:	/s/ Richard H. Goshorn
Richard H. Goshorn
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Text of press release of VeriSign, Inc. issued on February 5, 2009.

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